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                                                                    Exhibit 10.4


                             ACCPAC INTERNATIONAL, INC.
                             1998 STOCK INCENTIVE PLAN


I.   PURPOSE.

     The purpose of the ACCPAC INTERNATIONAL, INC. 1998 Stock Incentive Plan is to promote the growth and profitability of ACCPAC INTERNATIONAL, INC. (the "Company") and its subsidiaries and to provide officers and key employees of the Company and its subsidiaries with an incentive to achieve long-term corporate objectives, to attract and retain key employees of outstanding competence, and to provide such key employees with an opportunity to acquire an equity interest in the Company.

     Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement

II.  DEFINITIONS.

     The following terms shall have the meaning shown:

     2.1  "Board" shall mean the Board of Directors of the Company.

     2.2 "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

     2.3 "Committee" shall mean the Stock Option and Compensation Committee of the Board, having at least two (2) members and consisting of directors appointed to the Committee by the Board, none of whom shall be eligible to participate in the Plan and each of whom shall otherwise qualify as a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule, promulgated by the Securities and Exchange Commission.

     2.4 "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

     2.5 "Continuing Director" shall mean (a) any member of the Board, while such person is a member of the Board, who was a member of the Board on January 7, 1998, the date of the adoption of the Plan, or (b) any member of the Board, while such person is a member of the Board, if such person's nomination or election to the Board was recommended or made by a majority of the Continuing Directors.

     2.6 "Fair Market Value" shall mean the value of a share of Common Stock on a particular date, determined as follows:

          (a) If the Common Stock is listed or admitted to trading on such date on the New York Stock Exchange, the closing sales price of the Common Stock



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               on such date as reported in the principal consolidated
               transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

          (b) If the Common Stock is not listed or admitted to trading on the New York Stock Exchange but is listed or admitted to trading on another national exchange, the closing sales price of the Common Stock on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such national exchange; or

          (c) If the Common Stock is not listed or admitted to trading on any national exchange, the mean of the closing bid and asked prices (or, if available, the high and low sales prices) of a share on such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automatic Quotation Systems, the National Quotation Bureau or such other system then in use with regard to the Common Stock or, if on such date the stock of the Company is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of the Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

          (d) If in (a), (b) or (c) above, as applicable, there were no sales on such date reported as provided above, but a public market exists, the last sale price on the most recent prior day on which a sale of the Common Stock took place; or

          (e) If no public market exists for the Common Stock, the fair market value as determined by the Committee.

     2.7 "ISOs" shall mean stock options which at the time granted qualify as incentive stock options under Section 422 of the Code granted by the Company or any Subsidiary.

     2.8 "Nonstatutory Options" shall mean stock options which at the time granted are not intended to qualify as ISOs.

     2.9 "Options" shall mean any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan including both ISOs and Nonstatutory Options.

     2.10 "Parent" shall mean any corporation which, on the date of determination, qualifies as a parent corporation of the Company under
          Section 424(e) of the Code, or any similar provision hereafter enacted.

     2.11 "Plan" shall mean this ACCPAC INTERNATIONAL, INC. 1998 Stock Incentive Plan, as the same shall be amended from time to time.


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     2.12 "SARs" shall mean stock appreciation rights granted pursuant to
          Article V of the Plan.

     2.13 "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Company under Section 424(f) of the Code, or any similar provision hereafter enacted.

     2.14 "Ten Percent Stockholder" shall mean any stockholder who at the time an ISO is granted owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary.

III. GENERAL.

     3.1  Administration.

          (a) The Plan shall be administered by the Committee; provided that, prior to the Committee being constituted, the Board shall function as the Committee for all purposes under the Plan. The Committee shall have full authority to interpret the Plan and all Options and SARs granted hereunder; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan; to select employees to participate in the Plan; to grant Options and SARs under the Plan; to determine the terms, exercise price and form of exercise payment for each Option and SAR granted under the Plan; to determine whether each Option granted under the Plan shall be intended to qualify as an ISO; and to make all other determinations and to take all such steps in connection with the Plan, the Options and the SARs as the Committee, in its discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Its determination shall be binding on all parties, including Optionees and any other holders of any Options.

          (b) Any employee may hold more than one Option or SAR under the Plan and under any other plan pursuant to which stock options, stock appreciation rights or other incentives may be granted, issued or paid.

          (c) The Committee may designate any employees of the Company or professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents on behalf of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses

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               incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          (d) No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option or SAR granted under it. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors under applicable law or under the certificate of incorporation or by-laws of the Company.

          (e) The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at anytime either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board.

          (f) All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

IV.  OPTIONS.

     4.1  No Grants to Outside Directors.

          Directors of the Company who are not also employees of the Company or a Subsidiary shall in no event be eligible to be granted Options or SARs under this Plan.


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     4.2  Terms and Conditions.

          The grant of an Option shall be evidenced by a written option agreement in a form approved by the Committee. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, which the Committee may deem appropriate.

          (a)            Terms of Options.

               The term of each Option shall be for such period as the Committee shall determine, but for not more than ten (10) years from the date of grant thereof; PROVIDED, HOWEVER, that in the case of an ISO granted to any individual who, at the time of grant is a Ten Percent Stockholder, such period shall not exceed five (5) years from the date of grant.

          (b)            Exercise Price.

               The exercise price per share for the Common Stock covered by any Option (the "Exercise Price") shall be determined by the Committee and shall not be less than the Fair Market Value (or in the case of an Option granted to a Ten Percent Stockholder, 110 percent of the Fair Market Value) of one (1) share of Common Stock (but in no event less than the par value) on the date the Option is granted. The aggregate Fair Market Value (determined at the time the ISO is granted) of the shares of Common Stock (together with all other stock of the Company and all stock of any Parent or Subsidiary) with respect to which ISOs may first become exercisable by an individual optionee during any calendar year, under all stock option plans of the Company and of its Parents and Subsidiaries, shall not exceed $100,000.

          (c)            Exercise of Options.

               An Option may be exercised from time to time by written notice by the optionee of his intent to exercise the Option with respect to a specified number of shares. Alternatively, the Company may provide for exercise of an optionee's Option by delivery of an irrevocable notice of exercise signed by the optionee, accompanied by payment in full of the Exercise Price by the optionee's broker and an irrevocable instruction to the Company to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the optionee's broker for the optionee's account, provided that at the time of such exercise the optionee is not subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), or that such exercise would not subject the optionee to liability under such Section 16(b) pursuant to Securities and Exchange Commission Rule 16b-3 or any successor rule or regulation of the


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

               Commission. In either case, the specified number of shares will be issued and transferred to the optionee upon receipt by the Company of (i) such notice and (ii) payment in full for such shares.

          (d)            Payment of Exercise Price Upon Exercise.

               The medium for payment of the Exercise Price for the shares of Common Stock with respect to which an Option shall be exercised shall be determined by the Committee and specified in each option agreement and may include payment in (i) cash (or by certified or bank check), (ii) whole shares of Common Stock already owned by the optionee, valued at their Fair Market Value on the date immediately preceding the date of exercise, (iii) a combination of cash (or certified or bank check) and Common Stock equal to the Exercise Price or (iv) such other form of consideration as the Committee may, in it sole discretion, determine to be acceptable.

          (e)            Exercise Period; Termination of Employment.

               (1)            NO EXERCISE WITHIN ONE YEAR OF GRANT.  The
                    Committee shall have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. Unless the Committee affirmatively determines otherwise, no Option shall become exercisable prior to the date which is one (1) year after the date on which the Option was granted.


               (2) BY REASON OF THE PARTICIPANT'S DEATH. If the optionee dies while an employee of the Company or a Subsidiary, all outstanding Options granted to the optionee and not exercised by the optionee prior to death shall, notwithstanding any vesting schedule or period of non-exercisability imposed on such Options pursuant to Paragraph 4.2(e) of this Plan, without any further action of the Committee, immediately become exercisable in full, effective as of the death of the optionee by the estate or by the person given authority to exercise such Options by his will or by operation of law for a period of one (1) year from the date of the optionee's death; PROVIDED, HOWEVER, that no Option may be exercised more than ten (10) years from the date of grant or the date such Option expires by its terms.

                    In the event an Option is exercised by the executor or administrator of a deceased optionee, or by the person or persons to whom the Option has been transferred by the Optionee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option is or are the duly appointed executor(s) or administrator(s) of the deceased optionee or the person to whom the

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                    Option has been transferred by the optionee's will or by
                    the applicable laws of descent and distribution.

               (3) BY REASON OF THE PARTICIPANT'S RETIREMENT OR DISABILITY. If an optionee retires at or after age 65 (or, at his early retirement date as defined in any retirement plan of the Company or a Subsidiary which is qualified under Section 401 ET SEQ. of the Code), all outstanding Options not exercised by the optionee prior to the termination of his employment shall, unless otherwise specified in his option agreement, remain exercisable (to the extent that the optionee was entitled to exercise them at the date of such age 65 retirement or early retirement) for a period of three (3) months after termination of employment. If an optionee terminates due to disability, all outstanding Options not exercised by the Optionee prior to the termination of employment shall, unless otherwise specified in his option agreement, remain exercisable (to the extent that the optionee was entitled to exercise them at the date of such termination ) for a period of one (1) year from the date of termination of the optionee's employment. Notwithstanding anything in the foregoing to the contrary, no Option may be exercised more than ten (10) years after the date of grant thereof. As used in this subsection, the term "disability" shall refer to a condition causing an employee to be unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

               (4) BY REASON OF OTHER SEPARATION FROM SERVICE. Upon any termination of employment not governed by Section 4.2(e)(2) or (3) thereof, all outstanding Options not exercised by the optionee prior to the termination of his employment shall terminate on the date his employment terminates; PROVIDED, HOWEVER, that the Committee may, in its discretion, extend the period for exercise up to a date not more than ninety
                    (90) days following such termination of employment in the case of an ISO, and not more than one year following such termination of employment in the case of all other Options. The assignment of any optionee from the Company to a Subsidiary or from a Subsidiary to the Company or from one Subsidiary to another Subsidiary shall not be considered a termination of employment.

                    For purposes of this Agreement, the employment of an optionee shall be treated as continuing intact while the optionee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment with the Government) if the period of such leave does not exceed ninety (90) days, or if longer, so long as the optionee's right to reemployment with the Company or a Subsidiary is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the optionee's right to re-employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.


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     4.3  Designation of Options.

          Each Option shall be designated in the written option agreement as either an ISO or a Nonstatutory Option.

     4.4  Incentive Stock Options.

          Each provision of the Plan and of each written option agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

     4.5  Waiver of Restrictions on Exercisability Upon a Change in Control.

          (a) The Committee may, in its sole discretion, determine that any option agreement to be executed with respect to Options to be granted to an individual under the Plan shall, or that any existing option agreement (or agreements) executed with respect to all or any portion of Options previously granted to the individual under this Plan shall be amended to, include a provision stating that if, during the period of one (1) year ending on the first anniversary of the effective date of any Change of Control Transaction,

               (1) the optionee's employment with the Company or any Subsidiary shall be terminated without just cause (relating to the specific optionee) on the part of the Company; or

               (2) the optionee's aggregate annual compensation shall be materially reduced,

               then the Options granted to the optionee (or the relevant portion thereof) shall, notwithstanding any vesting schedule or period of non-exercisability imposed on such Options pursuant to Paragraph 4.2(e) of this Plan, and without any further action of the Company or the Committee, immediately become exercisable in full, effective as of the date of such change in the optionee's employment status.

          (b) For purposes of this Paragraph, a "Change of Control Transaction" shall be deemed to have occurred if more than thirty (30%) percent of the aggregate voting power of all classes of outstanding securities of the Company ordinarily entitled to vote in elections of directors shall be acquired (whether by direct purchase, exchange upon merger or otherwise) by another corporation or other person or group without the prior consent (evidenced by a resolution adopted at a duly called meeting of the Board or by a written statement of action) of a majority of the Continuing Directors. "Group" shall mean persons who act in concert as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended. In addition, any transfer or sale of substantially all the assets of the Company shall constitute a "Change of Control Transaction."

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


          (c) The Committee may, in its sole discretion, determine at any time that all or any portion of Options granted to an individual under the Plan shall, notwithstanding any restrictions on exercisability imposed pursuant to Paragraph 4.2(e), become immediately exercisable in full.

     4.6  Tax Gross-Ups.

          The Committee may, in its sole discretion, award to any optionee tax gross-up rights, which entitle the optionee to cash payments from the Company at such time as income and/or exercise tax liability arises with respect to the exercise of Options granted hereunder. Such tax gross-up rights may be granted coincident with or after the date of grant of the related Option.

V.   STOCK APPRECIATION RIGHTS.

     5.1  Grant of SARs.

          The Committee may, in its sole discretion, from time to time grant SARs to optionees in connection with (but not separately from) any Option granted under this Plan. Holders of SARs shall be entitled to receive upon exercise thereof, in cash or Common Stock as provided in Paragraph 5.3(c), the difference between the Fair Market Value of the Common Stock underlying the Option on the day preceding the exercise date and the Exercise Price of the Option. SARs may be granted with respect to all or part of the common Stock issuable upon exercise of a particular Option, except as otherwise expressly provided herein.

     5.2  Related Options.

          SARs shall entitle the holder of the related Option, upon exercise, in whole or in part, of the SARs, to receive payment in the amount and form determined pursuant to Paragraph 5.3(c). SARs may be exercised only to the extent that the related Option has not been exercised.
          The exercise of SARs shall result in a pro rata surrender of the related Option to the extent that the SARs have been exercised.

     5.3  Terms and Conditions.

          The grant of SARs shall be evidenced by a written option agreement in a form approved by the Committee. Such SARs shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of the Plan, which the Committee may deem appropriate.

          (a) SARs shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

          (b) SARs (and any Option related thereto) shall in no event be exercisable during the first year after the date of grant and such rights shall not be transferable other than by will or by the laws of descent and distribution


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               and shall be exercisable during the optionee's lifetime only by the optionee.

          (c) Upon exercise of SARs, the holder thereof shall be entitled to receive an amount equal in value to the difference between the per share Exercise Price of the Option and the Fair Market Value per share of Common Stock on the day preceding the exercise date, multiplied by the number of shares in respect of which the SARs shall have been exercised. Such amount shall be paid in the form of (i) cash, (ii) shares of Common Stock with a Fair Market Value on the day preceding the exercise date equal to such amount or (iii) a combination of cash and shares of Common Stock, all as determined by the Committee.

          (d) In no event shall an SAR be exercisable at a time when the Exercise Price of the related Option is greater than the Fair Market Value of the shares of the Common Stock issuable upon exercise of such Option.

VI.  AGGREGATE LIMITATION ON SHARES OF COMMON STOCK.

     6.1  Number of Shares of Common Stock.

          (a) Shares of Common Stock which may be issued pursuant to Options or SARs granted under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The aggregate number of shares of Common Stock reserved and available for issuance under Options and SARs granted under this Plan shall be 750 shares of Common Stock, subject to such adjustments as may be made pursuant to Paragraph 7.8.

          (b) For purposed of Paragraph 6.1(a), in addition to shares of Common Stock actually issued pursuant to the exercise of Options granted under the Plan, there shall be deemed to have been issued under the Plan a number of shares of Common Stock equal to the SARs which have been exercised, except that to the extent that SARs are settled by the actual delivery of shares of Common Stock, the number of shares deemed to have been issued under the Plan pursuant to the exercise of SARs shall be reduced.

          (c) Any shares of Common Stock subject to an option which for any reason either terminates unexercised or expires, except by reason of the exercise of a related SAR, shall again be available for issuance under the Plan.

VII. MISCELLANEOUS.

     7.1  General Restrictions.

          Any Option or SAR granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that any listing or registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreementor consent, is necessary or desirable as a condition of the granting of an award or issuance of Common Stock or cash in satisfaction thereof, such award may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.

     7.2  Non-Assignability.

          (a) Except as provided in this subparagraph (a), Nonstatutory options granted under the Plan may not be transferred other than by will or the laws of descent and distribution or pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, any presently outstanding Nonstatutory options, or Nonstatutory options granted in the future, may be transferred by the option holder to members of his other immediate family, or to one or more trusts for the benefit of such family members, or partnerships in which such family members are the only partners, provided that any such transfer shall be permitted only if: (1) the optionholder does not receive any consideration for such transfer, (2) written notice of such proposed transfer and the details thereof shall have been furnished to the Committee, and (3) the Nonstatutory stock option agreement with respect to the options being transferred (including any amendments thereof) which shall have been approved by the Committee, expressly permits such transfer. Any Nonstatutory options transferred to such immediate family members, trusts or partnership will continue to be subject to the same terms and conditions that were applicable to such options immediately prior to their transfer. Any transfer in violation of this paragraph shall be void and of no effect.
               As used herein, the term "family members" shall mean the optionee's spouse, children and grandchildren.

          (b) No ISO or SAR granted under this Plan shall be assignable or transferable except by will or by the laws of descent and distribution.

     7.3  Withholding Taxes.

          (a) The Committee shall have the right to require participating employees to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan. If an employee sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the employee, the employee shall promptly notify the Company of such disposition and the Company shall have the right to require the employee to remit to the Company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed by reason of such disposition.

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

          (b) The Company shall have the right to withhold from payments made in cash to an employee (or his permitted transferee) under the terms of the Plan, an amount sufficient to satisfy any federal, state and local withholding tax requirements.

          (c) Amounts to which the Company is entitled pursuant to Paragraph 7.3(a) or (b) may be paid at the election of the employee and with the approval of the Committee, either (i) in cash, withheld from the employee's salary or other compensation payable by the Company (or any Parent or Subsidiary), or (ii) in shares of Common Stock otherwise issuable to the employee upon exercise of an Option or SAR that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date") equal to the amount of tax the Company is entitled to withhold. An optionee's election to have withheld shares of Common Stock that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Company prior to the Tax Date with respect to the exercise of an Option or SAR and, if the participant is subject to the short-swing profit rules of Section 16(b) of the Securities Exchange Act of 1934, as amended, shall be delivered to the Company at least six (6) months prior to such Tax Date.


     7.4  Investment Representation.

          Each Option or SAR agreement may provide, upon demand by the Company, that the optionee or recipient shall deliver to the Company at the time of any exercise of any Option or SAR a written representation that the shares to be acquired are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares shall be a condition precedent to the right of the employee or such other person to purchase any shares.

     7.5  No Right to Employment.

          Nothing in this Plan or any agreement entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Company or a Parent or Subsidiary or affect any right which the Company or a Parent or Subsidiary may have to terminate the employment of such participating employee.

     7.6  Non-Uniform Determinations.

          The Committee's determinations under this Plan (including without limitation its determinations of the persons to receive Options or SARs, the form amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among persons who receive, or are


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

          eligible to receive, awards under this Plan, whether or not such persons are similarly situated.

     7.7  No Rights as Stockholders.

          Employees granted Options or SARs under this Plan shall have no rights as stockholders of the Company (or of a Parent or Subsidiary) as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

     7.8  Adjustments of Stock.

          (a)  Recapitalization.

               In the event of changes in the Common Stock due to a change in capitalization, such as a stock dividend, stock split, or the exchange of the Common Stock in the whole or in part for another class of shares of the Company, there shall be a proportionate adjustment in the number and kind of shares with respect to which Options may be granted under the Plan, including any shares subject to Option or SARs, and of the Option price stated in any Option or SAR; PROVIDED, HOWEVER, that the Board may determine in its discretion that no such adjustment shall be made unless the aggregate effect of such change, or a series of such changes, in capitalization is to increase or decrease the number of outstanding shares of Common Stock by 5% or more; PROVIDED, FURTHER, that any fractional shares resulting from such adjustment shall be eliminated. The computation by the Board of any such adjustment shall be conclusive.

          (b)  Merger or Consolidation.

               In the event of a consolidation or merger in which the Company is not the surviving corporation, or in the event of complete liquidation of the Company, all outstanding Options and SARs shall thereupon terminate, provided the Board shall, at least twenty (20) days prior to the effective date of any such corporate event, either (a) make all outstanding Options immediately exercisable or (b) arrange to have the surviving corporation grant to the optionees replacement options on terms which the Board determines to be fair and reasonable.

     7.9  Amendment or Termination of the Plan.

          The Committee, without further approval of the stockholders, but with the approval of the Board, may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; PROVIDED, HOWEVER, that without stockholder approval, the Committee may not amend the Plan in any manner that would, absent stockholder approval, disqualify the Plan for coverage under Rule 16b-3 of the Securities and Exchange Commission, or


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

          any successor rule or regulation adopted by the Commission, including an amendment which would (i) increase the aggregate number of shares of Common Stock which may be issued under this plan (other than increases permitted under Paragraph 7.8),
          (ii) extend the term of this Plan, (iii) extend the period during which an Option or SAR may be exercised. The termination or amendment of this Plan shall not, without the consent of the employee, affect such employee's rights under an award previously granted.

     7.10 Term of Plan.

          Unless previously terminated pursuant to Paragraph 7.9, the Plan shall terminate on January 7, 2008 the tenth (10th) anniversary of the date on which the Plan became effective, and no Options or SARs may be granted on or after such date.

VIII.  EFFECTIVE DATE OF THE PLAN

       The effective date of this Plan shall be January 7, 1998, the date on which the Plan was adopted by the Board and the stockholders of the Company.










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